SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2008

CENTENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31826 (Commission file number)	42-1406317 (IRS Employer Identification No.)

7711 Carondelet Avenue, St. Louis, Missouri 63105
(Address of principal executive office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICER5S; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    (e) On February 3, 2008, our board of directors granted awards under our 2007 Long Term Incentive Plan to certain executive officers.  Cash payments made from this award will be based upon the Company achieving certain revenue growth and pre-tax margin targets over the three year period from January 1, 2008 through December 31, 2010.  Our Named Executive Officers received grants as follows:

	Dollar Value ($)
Name and Position	Target	Threshold	Maximum
Michael F. Neidorff Chairman and Chief Executive Officer	$1,500,000	$600,000	$2,250,000
Eric R. Slusser Executive Vice President and Chief Financial Officer	475,000	190,000	712,500
William N. Scheffel Executive Vice President, Specialty Business Unit	510,000	204,000	765,000
Carol E. Goldman Executive Vice President and Chief Administrative Officer	225,000	90,000	337,500

The form of the agreement is included as Exhibit 10.1 and is incorporated by reference herein. The abovedescription is qualified in its entirety by reference to such form.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits.

    10.1 Form of 2007 Long Term Incentive Plan Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2008	CENTENE CORPORATION
	By:	/s/ ERIC R. SLUSSER
Eric R. Slusser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of 2007 Long Term Incentive Plan Award Agreement